SUPPLEMENT Dated December 21, 1995

                              TO THE PROSPECTUS OF

                           STANDISH FIXED INCOME FUND
                                Dated May 1, 1995




EXCHANGE OF SHARES

         Effective immediately, shares of the Fund may be exchanged for shares of one or more other funds in the Standish, Ayer & Wood family of funds. Shares of the Fund redeemed in an exchange transaction are valued at their net asset value next determined after the exchange request is received by the Trust. Shares of a fund purchased in an exchange transaction are sold at their net asset value next determined after the exchange request is received by the Trust and payment for the shares is received by the fund into which your shares are to be exchanged. Until receipt of the purchase price by the fund into which your shares are to be exchanged (which may take up to three business days), your money will not be invested. To obtain a current prospectus for any of the other funds in the Standish, Ayer & Wood family of funds, please call the Trust at
(800) 221-4795. Please consider the differences in investment objectives and expenses of a fund as described in its prospectus before making an exchange.

Written Exchanges

         Shares of a Fund may be exchanged by written order to: "Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111". A written exchange request must (a) state the name of the current Fund, (b) state the name of fund into which the current Fund shares will be exchanged, (c) state the number of shares or the dollar amount to be exchanged, (d) identify the shareholder's account numbers in both funds and (d) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed as listed under "Written Redemption" below.

Telephonic Exchanges

         Shareholders who complete the telephonic privileges portion of the Fund's account application or who have previously elected telephonic redemption privileges may exchange shares by calling (800) 221- 4795. The telephonic privileges are not available to shareholders automatically; they must first elect the privilege. Proper identification will be required for each telephonic exchange. Please see "Telephonic Redemption" in the attached Prospectus for more information regarding telephonic transactions.

General Exchange Information

         All exchanges are subject to the following exchange restrictions: (i) the fund into which shares are being exchanged must be registered for sale in your state; (ii) exchanges may be made only between funds that are registered in the same name, address and, if applicable, taxpayer identification number; and
(iii) unless waived by the Trust, the amount to be exchanged must satisfy the minimum account size of the fund to be exchanged into. Exchange requests will not be processed until payment for the shares of the current Fund have been received. The exchange privilege may be changed or discontinued and may be subject to additional limitations upon sixty (60) days' notice to shareholders, including certain restrictions on purchases by market-timer accounts.

                              ---------------------

         The following revises and replaces the first paragraph under the caption "Purchase of Shares" in the attached Prospectus:

PURCHASE OF SHARES

         Shares of the Fund may be purchased directly from the Trust, which offers shares of the Fund to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received by the Trust and payment for the shares is received by the Fund. Unless waived by the Trust, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.

                              ---------------------

         The following revises and replaces the information under the caption "Written Redemption" in the attached Prospectus:

WRITTEN REDEMPTION

         Shares of the Fund may be redeemed by written order to: "Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111". A written redemption request must (a) state the name of the Fund, (b) state the number of shares or the dollar amount to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or by any one of the following institutions, provided that such institution meets credit standards established by Investors Bank & Trust Company, the Fund's transfer agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or
(v) a national securities exchange, a registered securities exchange or a clearing agency. Additional supporting documents may be required in the case of estates, trusts, corporations, partnerships and other shareholders which are not individuals. Redemption proceeds will normally be paid by check mailed within seven days of receipt of a written redemption request in proper form. If shares of the Fund to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected for the purchase of such shares.
This may take up to fifteen (15) days.

                              ---------------------

         The following revises and supplements the information under the caption "Investment Objective and Policies" in the attached Prospectus:

Other Investment Companies

         The Fund may invest up to 10% of its total assets in the securities of other investment companies but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. For example, the Fund may invest in Standard & Poor's Depositary Receipts (commonly referred to as "Spiders"), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund. However, to the extent that the Fund invests in a registered open-end investment company, the Adviser will waive its advisory fees on the portion of the Fund's assets so invested.

Prospectus dated May 1, 1995

                                   PROSPECTUS

                           STANDISH FIXED INCOME FUND

                              One Financial Center

                           Boston, Massachusetts 02111
                                 (800) 221-4795

     Standish Fixed Income Fund (the "Fund") is one fund in the Standish, Ayer & Wood family of funds. The Fund is organized as a separate diversified investment series of Standish, Ayer & Wood Investment Trust (the "Trust"), an open-end management investment company.

     The Fund is designed primarily, but not exclusively, for tax-exempt institutional investors, such as pension and profit-sharing plans, foundations and endowments. The Fund's investment objective is primarily to achieve a high level of current income, consistent with preserving principal and liquidity, and secondarily to seek capital appreciation when market factors such as declining interest rates indicate that capital appreciation may be available without significant risk to principal. The Fund will seek to achieve its investment objective primarily through investing in a diversified portfolio of investment-grade fixed-income securities with an average dollar-weighted maturity of five to thirteen years. However, the Fund may invest up to 15% of its net assets in securities which are classified by the rating agencies in the highest category of non-investment grade securities, carry a high degree of risk and are considered speculative by the rating agencies. See "Investment Policies." Standish, Ayer & Wood, Inc., Boston, Massachusetts, is the Fund's investment adviser (the "Adviser").

     Investors may purchase shares from the Fund without a sales commission or other transaction charges. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.

     This Prospectus is intended to set forth concisely the information about the Fund and the Trust that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. Additional information about the Fund and the Trust is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by calling or writing the Trust at the telephone number or address listed above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Expense Information                                           2
Financial Highlights                                          3
Investment Objective and Policies                             4
Risk Factors and Suitability                                  8
Calculation of Performance Data                               9
Dividends and Distributions                                   9
Purchase of Shares                                            9
Redemption of Shares                                          9
Management                                                   10
Federal Income Taxes                                         11
The Fund and Its Shares                                      12
Custodian, Transfer Agent and Dividend-Disbursing Agent      13
Independent Accountants                                      13
Legal Counsel                                                13
Appendix A                                                   14
Tax Certification Instructions                               15

                              EXPENSE INFORMATION

Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                               None

Maximum Sales Load Imposed on Reinvested Dividends                    None

Deferred Sales Load                                                   None

Redemption Fees                                                       None


Annual Fund Operating Expenses (as a percentage of average net assets)

Management Fees                                                       0.32%

12b-1 Fees                                                            None

Other Expenses                                                        0.06%

Total Fund Operating Expenses                                         0.38%



Example                                                              1 yr.           3 yrs.            5 yrs.           10 yrs.
-------------------------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
  of each time period:                                               $4              $12               $21              $48

You would pay the following expenses on the same investment,
  assuming no redemption:                                            $4              $12               $21              $48

         The purpose of the above table is to assist the investor in understanding the various costs and expenses of the Fund that an investor in the Fund will bear directly or indirectly. See "Management -- Investment Adviser" and "Management -- Expenses." The figure shown in the caption "Other Expenses," which includes, among other things, custodian and transfer agent fees, registration costs and payments for insurance and audit and legal services, is based on the Fund's expenses for the fiscal year ended December 31, 1994.

         THE INFORMATION IN THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.



                              FINANCIAL HIGHLIGHTS

     The financial highlights for the years ended December 31, 1993 and 1994 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report, together with the financial statements of the Fund, is incorporated into the Statement of Additional Information.


                                                                           Year Ended December 31,
                                                    ----------------------------------------------------------------
                                                          1994              1993              1992*             1991*
                                                    ----------------------------------------------------------------

Net asset value - beginning of period                   $21.25            $20.55            $20.96            $19.56

Income from investment operations:
     Net investment income                               $1.25             $1.50             $1.59             $1.68
     Net realized and unrealized gain (loss)
       on investments                                    (2.29)             1.45             (0.18)             1.66
                                                    ----------        ----------          --------          --------


Total from investment operations                        ($1.04)            $2.95             $1.41             $3.34
                                                    ----------        ----------          --------          --------


Less distributions declared to shareholders:
     From net investment income                         ($1.10)           ($1.51)           ($1.52)           ($1.49)
     In excess of net investment income                      -             (0.04)                -                 -
     From realized gain                                  (0.04)            (0.70)            (0.30)            (0.45)
     Tax return of capital                               (0.16)                -                 -                 -
                                                    ----------        ----------          --------          --------


Total distributions declared to shareholders            ($1.30)           ($2.25)           ($1.82)           ($1.94)
                                                    ----------        ----------          --------          --------


Net asset value - end of period                         $18.91            $21.25            $20.55            $20.96
                                                    ==========        ==========          ========          ========


Total return                                            -4.86%             14.64%             6.88%            17.65%

Ratios (to average net assets)/Supplemental Da
     Expenses                                             0.38%             0.40%             0.41%             0.46%
     Net investment income                                7.25%             7.07%             7.61%             8.28%
Portfolio turnover                                         122%              150%              217%              176%

Net assets at end of period (000 omitted)           $1,642,933        $1,307,099          $919,909          $631,457

------------------------------------------------------------------------------------------------------------------------------------
(table continued)



                                       3



                                                                           Year Ended December 31,
                                                      ----------------------------------------------------------------
                                                         1990*             1989*             1988*              1987*+
                                                      ----------------------------------------------------------------
Net asset value - beginning of period                   $19.54            $18.84            $18.99             $20.00

Income from investment operations:
     Net investment income                               $1.76             $1.81             $1.72              $1.17
     Net realized and unrealized gain (loss)
       on investments                                    (0.05)             0.69             (0.13)             (1.07)
                                                      --------          --------          --------           --------


Total from investment operations                         $1.71             $2.50             $1.59              $0.10
                                                      --------          --------          --------           --------


Less distributions declared to shareholders:
     From net investment income                         ($1.69)           ($1.80)           ($1.74)            ($1.11)
     In excess of net investment income                      -                 -                 -                  -
     From realized gain                                      -                 -                 -                  -
     Tax return of capital                                   -                 -                 -                  -
                                                      --------          --------          --------           --------


Total distributions declared to shareholders            ($1.69)           ($1.80)           ($1.74)            ($1.11)
                                                      --------          --------          --------           --------


Net asset value - end of period                         $19.56            $19.54            $18.84             $18.99
                                                      ========          ========          ========           ========


Total return                                              9.23%            13.75%             8.53%            0.83%t

Ratios (to average net assets)/Supplemental Da                                                                    ta:
     Expenses                                             0.49%             0.53%             0.54%            0.59%t
     Net investment income                                9.07%             9.26%             8.94%            8.16%t
Portfolio turnover                                         107%              106%              119%               73%

Net assets at end of period (000 omitted)             $397,267          $264,874          $198,836           $156,834


t   Computed on an annualized basis.
*   Audited by other auditors.
+   For the period from March 27, 1987 (start of business) to December 31, 1987.


         Further information about the performance of the Fund is contained in the Fund's Annual Report, which may be obtained from the Fund without charge.

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

     The Fund's investment objective is primarily to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily to seek capital appreciation when changes in interest rates or other economic conditions indicate that capital appreciation may be available without significant risk to principal. Such capital appreciation may result from an improvement in the credit standing of an issuer whose securities are held by the Fund or from a decline in interest rates or from a combination of both factors. The Fund will seek to achieve its investment objective primarily through investing in a diversified portfolio of fixed-income securities, generally of investment grade, with an average dollar-weighted maturity of five to thirteen years. Because of the uncertainty inherent in all investments, no assurance can be given that the Fund will achieve its investment objective. The investment objective is a fundamental policy which may not be changed without a vote of shareholders. Investment policies which are not fundamental policies may be changed by the Trustees of the Trust without shareholder approval. The Fund's investment policies are described further in the Statement of Additional Information.

Investment Policies

     The Fund may invest in a broad range of fixed-income securities, including bonds, notes, mortgage-backed and asset-backed securities, preferred stock and convertible debt securities. The Fund may purchase securities that pay interest on a fixed, variable, floating (including inverse floating), contingent, in-kind or deferred basis. Under normal market conditions, at least 65% of the Fund's total assets will be invested in such securities. Because the Fund is seeking a high level of current income, the possibility that it will exercise the conversion options of any high yield convertible debt securities it acquires is remote. Investors should be aware that investing in mortgage-backed securities involves risks of fluctuation in yields and market prices and of early prepayments on the underlying mortgages.

     The Fund will normally invest in U.S. dollar denominated securities, but may invest up to 20% of its total assets in securities denominated in foreign currencies; provided, however, that at any particular time, no more than 10% of the Fund's total assets will be invested in foreign securities which are not subject to currency hedging transactions back into U.S. dollars. See "Risk Factors and Suitability" for a description of the risks associated with investments in foreign securities.

     Although the Fund is intended primarily for tax-exempt institutional investors and will be managed without regard to potential tax considerations, the Fund may invest up to 10% of its total assets in tax-exempt securities, such as state and municipal bonds, if the Adviser believes they will provide competitive returns. The Fund's distributions of the interest it earns from such securities will not be tax-exempt. The Fund may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, floating-rate notes and repurchase agreements.

     The Fund will not have more than 25% of the current value of its total assets invested in any single industry, provided that this restriction shall not apply to U.S. Government securities, including mortgage pass-through securities (GNMAs). Rather, the Fund will invest in a broad range of bond market sectors, especially those deemed by the Adviser to be undervalued and consequently underpriced and offering higher yields relative to the market as a whole. Such sectors include mortgage pass-throughs, electric, telephone and gas utilities, industrials, bank holding companies, Eurodollar bonds and original issue discount bonds (i.e., bonds which are offered by an issuer at a discount from their stated par value and which, because of uncertainty about their quality, are potentially more volatile). In order to achieve its investment objective, the Fund will seek to add value by selecting undervalued investments, thus taking advantage of lower prices and higher yields, rather than by varying the maturities of its portfolio investments to reflect interest rate forecasts. Investments in bonds with maturities of five to fifteen years will be emphasized, and it is expected that the average dollar-weighted maturity of the Fund's portfolio will vary from five to thirteen years.

Ratings

     The Fund will generally invest in investment grade fixed-income securities, i.e., securities which, at the date of investment, are rated within the four highest grades as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or by Standard & Poor's Ratings Group ("Standard & Poor's") (AAA, AA, A or BBB) or their respective equivalent ratings or, if not rated, judged by the Adviser to be of equivalent credit quality to securities so rated. Securities rated Baa by Moody's or BBB by Standard & Poor's and unrated securities of equivalent credit quality are considered medium grade obligations with speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and repay principal on these securities than is the case for issuers of higher rated securities.

     The Fund may invest up to 15% of its net assets in securities rated either Ba by Moody's or BB by Standard & Poor's or, if not rated, are judged by the Adviser to be of equivalent credit quality to securities so rated ("BB Rated Securities"). Securities rated Ba by Moody's or BB by Standard & Poor's, are classified in the highest category of non-investment grade securities. Such securities may be considered to be high-yield securities ("junk bonds"), carry a high degree of risk and are considered speculative by the major credit rating agencies. The Fund intends to avoid what it perceives to be the most speculative areas of the BB Rated Securities universe. See "Risk Factors and Suitability" for a description of the risks associated with investments in BB Rated Securities.

     It is anticipated that the average dollar-weighted rated credit quality of the securities in the Fund's portfolio will be Aa or AA according to Moody's and Standard & Poor's ratings, respectively, or comparable credit quality as determined by the Adviser. In the case of a security that is rated differently by the two rating services, the higher rating is used in computing the Fund's average dollar-weighted credit quality and in connection with the Fund's policy regarding BB Rated Securities. In the event that the rating on a security held in the Fund's portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. In determining whether securities are of equivalent credit quality, the Adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies. In the case of unrated sovereign, subnational and sovereign related debt of foreign countries, the Adviser may take into account, but will not rely entirely on, the ratings assigned to the issuers of such securities. Appendix A sets forth excerpts from the descriptions of ratings of corporate debt securities and sovereign, subnational and sovereign related debt of foreign countries.

Mortgage-Backed Pass-Through Securities

     Mortgage-backed "pass-through securities" are subject to regular payments of principal and early prepayments of principal, which will affect the Fund's current and total returns. While it is not possible to predict accurately the life of a particular issue of mortgage-backed "pass-through securities" held by the Fund, the actual life of any security is likely to be substantially less than the original average maturity of the mortgage pool underlying the security because unscheduled early prepayments of principal on the security owned by the Fund will result from the prepayment, refinancing or foreclosure of the underlying mortgage loans in the mortgage pool. For example, mortgagors may speed up the rate at which they prepay their mortgages while interest rates decline sufficiently to encourage refinancing. The Fund, when the monthly payments (which may include unscheduled prepayments) on a security are passed-through to it, may be able to reinvest them only at a lower rate of interest. Because of the regular scheduled payments of principal and the early unscheduled prepayments of principal, the mortgage-backed "pass-through security" is less effective than other types of obligations as a means of locking in attractive long-term interest rates. As a result, this type of security may have less potential for capital appreciation during periods of declining interest rates than other U.S. Government securities of comparable maturities, although many issues of mortgage-backed "pass-through securities" may have a comparable risk of decline in market value during periods of rising interest rates. Although a security purchased at a premium above its par value may carry a higher stated rate of return, both a scheduled payment of principal, which will be made at par, and an unscheduled prepayment of principal generally will decrease current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

Collateralized Mortgage Obligations (CMOs)

     The issuer of a CMO effectively transforms a mortgage pool into obligations comprised of several different maturities, thus creating mortgage securities that appeal to short and intermediate term investors as well as the more traditional long-term mortgage investor. CMOs are debt securities issued by Federal Home Loan Mortgage Corporation, Federal National Mortgage Corporation and by non-governmental financial institutions and other mortgage lenders and are generally fully collateralized by a pool of mortgages held under an indenture. CMOs are issued in a number of classes or series which have different maturities and are generally retired in sequence. CMOs are designed to be retired as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus the early retirement of a particular class or series of a CMO held by the Fund would affect the Fund's current and total returns in the manner indicated above.

     In making investments in CMOs, the Adviser will take into account the following considerations: the total return on CMOs will vary with interest rates, which cannot be predicted; the maturity of the CMOs is variable and is not known at the time of purchase; prepayments on the CMOs will depend upon prevailing interest rates and the CMOs may have a shorter life than expected; and, because CMOs are relatively new securities and have not been in existence through all market cycles, the risks of investing in CMOs are not fully known.

Strategic Transactions

     The Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by the Fund may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing its investment objective, the Fund may purchase and sell (write) exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used in an attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although the Fund's net loss exposure resulting from Strategic Transactions entered into for such purposes will not exceed 3% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating the Fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the Adviser anticipates that the Belgian franc will appreciate relative to the French franc, the Fund may take a long forward currency position in the Belgian franc and a short foreign currency position in the French franc. Under such circumstances, any unrealized loss in the Belgian franc position would be netted against any unrealized gain in the French franc position (and vice versa) for purposes of calculating the Fund's net loss exposure. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the Fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. The writing of options could significantly increase the Fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by the Fund in writing options on futures and entering into futures transactions is potentially unlimited; however, as described above, the Fund will limit its net loss exposure resulting from Strategic Transactions entered into for non-hedging purposes to 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized. Further information concerning the Fund's Strategic Transactions is set forth in the Statement of Additional Information.

When-Issued Securities and "Delayed Delivery" Securities

     The Fund may commit up to 15% of its net assets to purchase securities on a "when-issued" or "delayed delivery" basis. Although the Fund would generally purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the Fund may dispose of a when-issued or delayed delivery security prior to settlement if the Adviser deems it appropriate to do so. The payment obligation and the interest rate on these securities will be fixed at the time the Fund enters into the commitment, but no income will accrue to the Fund until they are delivered and paid for. Unless the Fund has entered into an offsetting agreement to sell the securities, cash or liquid, high grade debt securities equal to the amount of the Fund's commitment will be segregated and maintained with the custodian for the Fund to secure the Fund's obligation and to ensure that it is not leveraged. The market value of the securities when they are delivered may be less than the amount paid by the Fund.

Repurchase Agreements

     The Fund may invest up to 5% of its net assets in repurchase agreements under normal circumstances. Repurchase agreements acquired by the Fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the Adviser. Investing in repurchase agreements involves the risk of default by or the insolvency of the other party to the repurchase agreement.

Short-Selling

     The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

     Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account not with the broker, containing cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates by an amount greater than premium and transaction costs. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of dividends or interest the Fund may be required to pay in connection with a short sale.

     The Fund's loss on a short sale as a result of an increase in the price of a security sold short is potentially unlimited. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. When the Fund purchases a call option it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Strategic Transactions" above.

     The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the Fund's net assets.

     In addition to the short sales discussed above, the Fund may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security which the Fund owns. The proceeds of the short sale are held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

Forward Roll Transactions

     In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-backed securities to the extent of 10% of its net assets. In a forward roll transaction, the Fund sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, such as repurchase agreements or other short-term securities, and the income from these investments, together with any additional fee income received on the sale and the amount gained by repurchasing the securities in the future at a lower purchase price, will generate income and gain for the Fund which is intended to exceed the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into a forward roll transaction, it will place in a segregated custodial account cash or liquid, high quality debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained.

Illiquid and Restricted Securities

     The Fund may not invest more than 15% of its net assets in illiquid investments and securities that are subject to restrictions on resale (i.e., private placements) under the Securities Act of 1933, including securities eligible for resale in reliance on Rule 144A under the 1933 Act ("restricted securities"). Illiquid investments include securities that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, certain over-the-counter options, and restricted securities, unless it is determined, based upon continuing review of the trading markets for the specific restricted security, that such restricted security is eligible for resale under Rule 144A and is liquid. The Board of Trustees has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. Investing in restricted securities eligible for resale pursuant to Rule 144A could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Portfolio Turnover

     Portfolio turnover is not expected to exceed 200% on an annual basis. A rate of turnover of 100% would occur if the value of the lesser of purchases and sales of portfolio securities for a particular year equaled the average monthly value of portfolio securities owned during the year (excluding short-term securities). A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code.

Investment Restrictions

     The Fund has adopted certain fundamental policies which may not be changed without the approval of the Fund's shareholders. These policies provide, among other things, that the Fund may not: (i) invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer; (ii) issue senior securities, borrow money or securities or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions, and (c) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets; or (iii) lend portfolio securities, except that the Fund may enter into repurchase agreements with respect to 5% of the value of its net assets.

     If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction. Additional fundamental policies adopted by the Fund are described in the Statement of Additional Information.

                          RISK FACTORS AND SUITABILITY

     The Fund is designed primarily for tax-exempt institutional investors such as pension or profit-sharing plans, foundations and endowments which seek to maximize total return and whose beneficiaries are in a position to benefit from the tax-deferred reinvestment of the quarterly income dividends and any capital gains distributions paid by the Fund. The Fund may also be suitable for other investors, depending upon their investment goals and financial and tax positions. Although the price of the Fund's shares may fluctuate more than short-term money market instruments, the Fund will seek to keep such volatility below that of longer-term debt securities by limiting the average term of securities in its portfolio.

     Yields on debt securities depend on a variety of factors, such as general conditions in the money and bond markets, and the size, maturity and rating of a particular issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation. The market prices of debt securities usually vary depending upon available yields, rising when interest rates decline and declining when interest rates rise.

Foreign Securities

     Investing in securities of foreign issuers and securities denominated in foreign currencies or utilizing foreign currency transactions involves certain risks of political, economic and legal conditions and developments not typically associated with investing in United States companies. Such conditions or developments might include unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets of companies in which the Fund invests, nationalization of such companies, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against a foreign issuer. Also, foreign securities may not be as liquid and may be more volatile than comparable domestic securities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The Fund, in connection with its purchases and sales of foreign securities, other than those denominated in U.S. dollars, will incur transaction costs in converting currencies. Also, brokerage costs in purchasing and selling corporate securities in foreign securities markets are sometimes higher than such costs in comparable transactions in domestic securities markets, and foreign custodial costs relating to the Fund's portfolio securities are higher than domestic custodial costs.

BB Rated Securities

     Investing in BB Rated Securities involves a higher degree of credit risk (the risk that the issuer will not make interest or principal payments when due) than investing in higher rated securities. In the event of an unanticipated default, the Fund will experience a reduction in its income, and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of BB Rated Securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Periods of economic or political uncertainty and change can be expected to result in volatility in prices of these securities.

     BB Rated Securities generally offer a higher yield, but may be subject to a higher risk of default in interest or principal payments than higher rated securities. The market prices of BB Rated Securities are generally less sensitive to interest rate changes than higher rated securities, but are generally more sensitive to adverse economic or political changes or, in the case of corporate issuers, to individual company developments. BB Rated Securities also may have less liquid markets than higher rated securities, and their liquidity, as well as their value, may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions of the market, as well as newly enacted or proposed legislation, may also have a negative impact on the market for BB Rated Securities.

         For the fiscal year ended December 31, 1994, the Fund's investments, on a dollar weighted basis, calculated at the end of each month, had the following credit quality characteristics:

INVESTMENTS                                         PERCENTAGE

U.S. Government Securities                              31%
U.S. Government Agency Securities                       14%

Bonds:

Aaa or AAA                                              13%
Aa or AA                                                 5%
A or A                                                  11%
Baa or BBB                                              12%
Ba or BB                                                14%
                                                       ----
                                                       100%

                         CALCULATION OF PERFORMANCE DATA

     From time to time the Fund may advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

     The "yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends on shares of the Fund from net investment income will be declared and distributed quarterly. Dividends from short-term and long-term capital gains, if any, after reduction by capital losses, will be declared and distributed at least annually. Dividends from net investment income and capital gains distributions, if any, are automatically reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash.

                               PURCHASE OF SHARES

     Shares of the Fund may be purchased directly from the Fund, which offers its shares to the public on a continuous basis. Shares are sold at the net asset value per share next computed after the purchase order is received by the Fund. Unless waived by the Fund, the minimum initial investment is $100,000. Additional investments may be made in amounts of at least $5,000.

     Orders for the purchase of Fund shares received by dealers by the close of regular trading on the New York Stock Exchange on any business day and transmitted to the Fund by the close of its business day (normally 4:00 p.m., New York City time) will be effected as of the close of regular trading on the New York Stock Exchange on that day. Otherwise, orders will be effected at the net asset value per share determined on the next business day. It is the responsibility of dealers to transmit orders so they will be received by the Fund before the close of its business day. Shares of the Fund purchased through dealers may be subject to transaction fees, no part of which will be received by the Fund or the Adviser.

     The Fund's net asset value per share is computed each day on which the New York Stock Exchange is open as of the close of regular trading on the exchange (currently 4:00 p.m., New York City time). The net asset value per share is calculated by determining the value of all the Fund's assets, subtracting all liabilities and dividing the result by the total number of shares outstanding. Portfolio securities are valued at the last sale prices, on the valuation day, on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid prices. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by the Fund are valued on an amortized cost basis unless the Trustees determine that amortized cost does not represent fair value. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

     In the sole discretion of the Adviser, the Fund may accept securities instead of cash for the purchase of shares of the Fund. The Adviser will determine that any securities acquired in this manner are consistent with the investment objective, policies and restrictions of the Fund. The securities will be valued in the manner stated above. The purchase of shares of the Fund for securities instead of cash may cause an investor who contributed them to realize a taxable gain or loss with respect to the securities transferred to the Fund.

     The Trust reserves the right in its sole discretion (i) to suspend the offering of the Fund's shares, (ii) to reject purchase orders when in the best interest of the Fund and (iii) to modify or eliminate the minimum initial investment in Fund shares.

                              REDEMPTION OF SHARES

     Shares of the Fund may be redeemed by any of the methods described below at the net asset value per share next determined after receipt of a redemption request in proper form. Redemptions will not be processed until a completed Share Purchase Application and payment for the shares to be redeemed have been received.

Written Redemption

     Shares of the Fund may be redeemed by written order to Standish Fixed Income Fund, One Financial Center, 26th Floor, Boston, Massachusetts 02111. A written redemption request must (a) state the number of shares or the dollar amount to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. Signature guarantees, when required, must be obtained from any one of the following institutions, provided that such institution meets credit standards established by the Fund's Transfer Agent: (i) a bank; (ii) a securities broker or dealer, including a government or municipal securities broker or dealer, that is a member of a clearing corporation or has net capital of at least $100,000; (iii) a credit union having authority to issue signature guarantees; (iv) a savings and loan association, a building and loan association, a cooperative bank, or a federal savings bank or association; or (v) a national securities exchange, a registered securities exchange or a clearing agency. If shares to be redeemed were recently purchased by check, the Fund may delay transmittal of redemption proceeds until such time as it has assured itself that good funds have been collected  for the  purchase of such  shares.  This may take up to fifteen  (15)
days.

Telephonic Redemption

     Shareholders who complete the telephonic redemption portion of the Fund's account application may redeem shares by calling (800) 221-4795. Such privilege is not available to shareholders automatically; they must first elect the privilege. Redemption proceeds will be mailed or wired in accordance with the shareholder's instruction on the account application to a pre-designated account. Wire charges, if any, will be deducted from redemption proceeds. By maintaining an account that is eligible for redemption by telephone, the shareholder authorizes the Adviser, the Trust and the Fund's custodian to act upon instructions of any person to redeem shares from the shareholder's account. Redemption proceeds will be sent only by check payable to the shareholder of record at the address of record, unless the shareholder has indicated, in the initial application for the purchase of shares, a commercial bank to which redemption proceeds may be sent by wire. These instructions may be changed subsequently only in writing, accompanied by a signature guarantee, and additional documentation in the case of shares held by a corporation or other entity or by a fiduciary such as a trustee or executor.

     By maintaining a telephonic redemption account, the shareholder acknowledges that, as long as the Fund employs reasonable procedures to confirm that telephonic instructions are genuine, and follows telephonic instructions that it reasonably believes to be genuine, neither the Adviser nor the Trust, nor the Fund's custodian, nor their respective officers or employees, will be liable for any loss, expense or cost arising out of any request for a telephonic redemption, even if such transaction results from any fraudulent or unauthorized instructions. Depending upon the circumstances, the Fund intends to employ personal identification or written confirmation of transactions procedures, and if it does not, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Redemption proceeds will normally be paid promptly after receipt of telephonic instructions, but no later than seven days thereafter, except as described above. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, shareholders may wish to consider transmitting redemption requests in writing.

Repurchase Order

     In addition to written redemption of Fund shares, the Fund may accept wire or telephone orders from brokers or dealers for the repurchase of Fund shares or from the Adviser with respect to accounts over which it has investment discretion. The repurchase price is the net asset value per share next determined after receipt of an order by a broker or dealer, which is obligated to transmit the order to the Fund promptly prior to the close of the Fund's business day (normally 4:00 p.m.). Brokers or dealers may charge for their services in connection with a repurchase of Fund shares, but the Fund imposes no charge for share repurchases.

                                                          * * * *
     The proceeds paid upon redemption or repurchase may be more or less than the cost of the shares, depending upon the market value of the Fund's portfolio investments at the time of redemption or repurchase. The Fund intends to pay cash for all shares redeemed, but under certain conditions, the Fund may make payments wholly or partially in portfolio securities.

     Because of the cost of maintaining shareholder accounts, the Fund may redeem, at net asset value, the shares in any account which has a value of less than $50,000 as a result of redemptions or transfers. Before doing so, the Fund will notify the shareholder that the value of the shares in the account is less than the specified minimum and will allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $50,000.

                                   MANAGEMENT

Trustees

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, a Massachusetts business trust. Under the terms of the Agreement and Declaration of Trust establishing the Trust, which is governed by the laws of The Commonwealth of Massachusetts, the Trustees of the Trust are ultimately responsible for the management of its business and affairs.

Investment Adviser

     Standish, Ayer & Wood, Inc. (the "Adviser"), One Financial Center, Boston, Massachusetts 02111, serves as investment adviser to the Fund pursuant to an investment advisory agreement and manages the Fund's investments and affairs subject to the supervision of the Trustees of the Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

     The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States. The Adviser also provides investment advisory services to certain other funds of the Trust, acting as sole investment adviser to Standish Small Capitalization Equity Fund, Standish Equity Fund, Standish Intermediate Tax Exempt Bond Fund, Standish Massachusetts Intermediate Tax Exempt Bond Fund and Standish
Securitized Fund, which had net assets of $121 million, $94 million, $28 million, $31 million, and $54 million, respectively, at March 31, 1995, and as co-investment adviser to Consolidated Standish Short-Term Asset Reserve Fund, which had net assets of $258 million at March 31, 1995. The Adviser is the managing general partner of Standish International Management Company, L.P. ("SIMCO"), which is the investment adviser to Standish International Equity Fund, Standish International Fixed Income Fund and Standish Global Fixed Income Fund, which had net assets of $89 million, $1.1 billion and $135 million, respectively, at March 31, 1995. Corporate pension funds are the largest asset under active management by the Adviser. The Adviser's clients also include charitable and educational endowment funds, financial institutions, trusts and individual investors. As of March 31, 1995, the Adviser managed approximately $24 billion of assets.

     The Fund's portfolio manager is Caleb F. Aldrich, who has been primarily responsible for the day-to-day management of the Fund's portfolio since January 1, 1993. During the past five years, Mr. Aldrich has served as a Director (1992) and Vice President of the Adviser.

     Subject to the supervision and direction of the Trustees, the Adviser manages the Fund's portfolio in accordance with its stated investment objectives and policies, recommends investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund, administers the affairs of the Fund and permits the Fund to use the name "Standish." The fee for the Adviser's services was reduced effective September 13, 1989 from a monthly fee at the annual rate of 0.40% of the Fund's average daily net asset value to a monthly fee at the annual rate of 0.40% of the Fund's first $250,000,000 of average daily net asset value and 0.35% of the average daily net asset value in excess of $250,000,000. Effective April 17, 1991, the Adviser voluntarily undertook to reduce the fee on average daily net assets in excess of $500,000,000 to 0.30% of average daily net asset value calculated on a daily basis. For the fiscal year ended December 31, 1994, advisory fees amounted to
 .33% of the Fund's average net assets.

Expenses

     The Fund bears all expenses of its operations other than those incurred by the Adviser under the investment advisory agreement. Among other expenses, the Fund will pay investment advisory fees; bookkeeping, share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders; registration and reporting fees and expenses; and Trustees' fees and expenses. The Adviser bears without subsequent reimbursement the distribution expenses attributable to the offering and sale of Fund shares. Expenses of the Trust which relate to more than one series are allocated among such series by the Adviser and SIMCO in an equitable manner, primarily on the basis of relative net asset values. For the fiscal year ended December 31, 1994, expenses borne by the Fund amounted to $5,664,511, which represented 0.38% of the Fund's average net assets.

Portfolio Transactions

     Subject to the supervision of the Trustees of the Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund. The Adviser will seek to obtain the best available price and most favorable execution with respect to all transactions for the Fund.

     Subject to the consideration of best price and execution and to applicable regulations, the receipt of research and sales of Fund shares may also be considered factors in the selection of brokers and dealers that execute orders to purchase and sell portfolio securities for the Fund.

                              FEDERAL INCOME TAXES

     The Fund presently qualifies and intends to continue to qualify for taxation as a "regulated investment company" under the Code. If it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income (including capital gains) distributed to shareholders in the form of dividends or capital gain distributions in accordance with certain timing requirements of the Code.

     The Fund will be subject to nondeductible 4% excise tax under the Code to the extent that it fails to meet certain distribution requirements with respect to each calendar year. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Fund during October, November or December of the year but paid during the following January. Such distributions will be taxable to taxable shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

     Shareholders which are taxable entities or persons will be subject to federal income tax on dividends and capital gain distributions made by the Fund. Dividends paid by the Fund from net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, whether received in cash or Fund shares. Only a small portion, if any, of such dividends may qualify for the 70% corporate dividends received deduction under the Code. Dividends paid by the Fund from net capital gain (the excess of net long-term capital gain over net short-term capital loss), called "capital gain distributions," will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long the shareholder has held shares of the Fund. Capital gain distributions do not qualify for the corporate dividends received deduction. Dividends and capital gain distributions may also be subject to state and local or foreign taxes.

     The Fund anticipates that it may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain foreign investments (if any), which will reduce the yield on those investments. Such taxes may be reduced or eliminated pursuant to an income tax treaty in some cases. The Fund does not expect to qualify to pass such foreign taxes and any associated tax deductions or credits through to its shareholders.

     Redemptions and repurchases of shares are taxable events on which a shareholder may recognize a gain or loss. Special rules recharacterize as long-term any losses on the sale or exchange of Fund shares with a tax holding period of six months or less, to the extent the shareholder received a capital gain distribution with respect to such shares.

     Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding. Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules and may be subject to nonresident alien withholding at the rate of 30% (or a lower rate provided by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless a current IRS Form W-8 or an acceptable substitute is furnished to the Fund, to backup withholding on certain payments from the Fund.

     A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the Fund's distributions are derived from interest on (or, in the case of intangibles taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

     After  the  close of each  calendar  year,  the Fund  will send a notice to
shareholders  that  provides   information  about  the  federal  tax  status  of
distributions to shareholders for such calendar year.

                             THE FUND AND ITS SHARES

     The Fund is a separate investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the Fund. Each share of the Fund is entitled to one vote. All Fund shares have equal rights with regard to voting, redemption, dividends, distributions and liquidation, and shareholders of the Fund have the right to vote as a separate class with respect to certain matters under the Investment Company Act of 1940 and the Agreement and Declaration of Trust. Shares of the Fund do not have cumulative voting rights. Fractional shares have proportional voting rights and participate in any distributions and dividends. When issued, each Fund share will be fully paid and nonassessable. Shareholders of the Fund do not have preemptive or conversion rights. Certificates representing shares of the Fund will not be issued.

     The Trust has established thirteen series and may establish additional series at any time. Each series is a separate taxpayer, eligible to qualify as a separate regulated investment company for federal income tax purposes. The calculation of the net asset value of a series and the determination of the tax consequences of investing in a series will be determined separately for each series.

     The Trust is not required to hold annual meetings of shareholders. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy, or approving an investment advisory agreement.

     If less than two-thirds of the Trustees holding office have been elected by shareholders, a special meeting of shareholders of the Trust will be called to elect Trustees. Under the Agreement and Declaration of Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with each of the Trust's custodian banks. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.

     Inquiries concerning the Fund should be made by contacting the Fund at the Fund's address and telephone number listed on the cover of this Prospectus.

                          CUSTODIAN, TRANSFER AGENT AND
                           DIVIDEND-DISBURSING AGENT

     Investors Bank & Trust Company, 24 Federal Street, Boston, Massachusetts 02110, serves as the Fund's transfer agent and dividend-disbursing agent and as custodian of all cash and securities of the Fund.

                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as independent accountants for the Trust and will audit the Fund's financial statements annually.

                                  LEGAL COUNSEL

     Hale and Dorr, 60 State Street, Boston, Massachusetts 02109, is legal counsel to the Trust and to the Adviser.

--------------------------------------------------------------------------------
     No dealer, salesman or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

                                   APPENDIX A


    KEY TO MOODY'S CORPORATE BOND RATINGS AND FOR SOVEREIGN, SUBNATIONAL AND
                            SOVEREIGN RELATED ISSUES

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                      STANDARD & POOR'S RATINGS DEFINITIONS

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated BB is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                      STANDARD & POOR'S CHARACTERISTICS OF
                       SOVEREIGN DEBT OF FOREIGN COUNTRIES

AAA  -Stable,   predictable   governments  with  demonstrated  track  record  of
     responding flexibly to changing economic and political circumstances

Key players  in  the  global  trade  and  financial  system:

     -Prosperous  and resilient  economies,  high per capita  incomes

     -Low fiscal  deficits and government debt, low inflation

     -Low external debt

AA   -Stable,   predictable  governments  with  demonstrated  track  record  of responding to changing economic and political circumstances

     -Tightly  integrated  into global trade and financial  system

     -Differ from AAAs only to a small degree because:

     -Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)

     -More variable fiscal deficits, government debt and inflation -Moderate to high external debt.

A -Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change

     -Established trend of integration into global trade and financial system

      -Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks), but

     -Usually rapid growth in output and per capita incomes

     -Manageable through variable fiscal deficits, government debt and inflation

     -Usually low but variable debt.

     -Integration into global trade and financial system growing but untested

     -Low to moderate income developing economies but variable performance and quite vulnerable to adverse external influences

     -Variable to high  fiscal  deficits,  government  debt and  inflation

     -Very high and variable debt, often graduates of Brady plan but track record not well established.

BBB --Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

     -Integration  into global trade and financial system growing but untested

     -Economies less prosperous and often more vulnerable to adverse external influences

     -Variable to high fiscal deficits, government debt and inflation

     -High and variable external debt.

BB --Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

     -Integration into global trade and financial system growing but untested

     -Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences

     -Variable to high fiscal deficits, government debt and inflation

     -Very high and variable debt, often graduates of Brady Plan but track record not well established

BB -Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change

      In the case of sovereign, subnational and sovereign related issuers, the Fund uses the foreign currency or domestic (local) currency rating depending upon how a security in the Fund's portfolio is denominated. In the case where the Fund holds a security denominated in a domestic (local) currency and one of the rating services does not provide a domestic (local) currency rating for the issuer, the Fund will use the foreign currency rating for the issuer; in the case where the Fund holds a security denominated in a foreign currency and one of the rating services does not provide a foreign currency rating for the issuer, the Fund will treat the security as being unrated.

                         TAX CERTIFICATION INSTRUCTIONS

     Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number (TIN) and the certifications contained in the Account Purchase Application (Application) or you are otherwise subject to backup withholding. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your Federal income tax return.

     For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

     Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding. Non-resident aliens and foreign entities may be subject to withholding of up to 30% on certain distributions received from the Fund and must provide certain certifications on IRS Form WA8 to avoid backup withholding with respect to other payments. For further information, see IRC 1441, 1442 and 3406 and/or consult your tax adviser.